EXHIBIT 10.4

FIFTH AMENDMENT AND CONSENT AGREEMENT

This Fifth Amendment and Consent Agreement is made as of the 22nd day of February, 2012 (“Agreement”) among Attitude Drinks Inc., a Delaware corporation (the “Company”), and the signators hereto  who are “Subscribers” under certain Subscription Agreements with the Company dated October 23, 2007, January 8, 2008, September 29, 2008, January 27, 2009, March 30, 2009, July 15, 2010, January 21, 2011, March 17, 2011, and July 15, 2011, respectively (collectively “Subscription Agreements” – see Schedule 1).

WHEREAS, the Company is in need of additional funding for its business operations; and

WHEREAS, the Company is contemplating an additional investment of an aggregate of no minimum  and up to a maximum of $600,000 Purchase Price (“New Financing”) in secured promissory notes (“Notes”) and common stock purchase warrants (“Warrants”) of the Company; and

NOW THEREFORE, in consideration of the promises and mutual covenants contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby consent and agree as follows:

1.           All capitalized terms herein shall have the meanings ascribed to them in the Transaction Documents (as defined in the Subscription Agreements).

2.           The undersigned consent to the Company completing the New Financing and to the amendment of the Security Agreement, and Guaranty to include the New Financing as part of the Obligations and are secured by the Collateral pursuant to the security interest granted pari passu among Subscribers and the investors in the New Financing and in connection therewith authorize the Collateral Agent to make such additional filings at the discretion of the Collateral Agent to memorialize such agreement.

3.           Annexed hereto is the proposed Amended Schedule A to the Security Agreement, Guaranty and Collateral Agent Agreement which includes the New Financing.

4.           The undersigned Subscribers to the Subscription Agreements waive the rights granted to them pursuant to Section 12(b), Right of First Refusal and the restrictions contained in Sections 9(p) Negative Covenants and 9(q) Seniority of the Subscription Agreements, all of the aforementioned only to the extent such rights relate to the New Financing. Each of the undersigned Subscribers to the Subscription Agreements waives the ratchet/reset benefit that such Subscriber is entitled to as a result of any Subscriber’s conversion of a Note or exercise of a Warrant to the extent such conversion or exercise would result in a conversion price or exercise price less than $0.02, provided however all Subscribers will get the ratchet/reset benefit to the $0.02 floor as a result of any such conversion or exercise.  This waiver will not apply to any other issuances by the Company.

5.           The undersigned Subscribers waive the Company’s Reservation obligation as described in Section 9(f) of the Subscription Agreements, Section 3.2.1(c)(D)(e) of the Notes to the extent such requirement is in excess of 100% required reservation of shares for conversion of principal and interest of the Notes as set forth on Schedule 5(d)  until such time as the Company either increases its authorized shares or effectuates a reverse split of its Common Stock, but in any event no later than June 1, 2012.  For purposes of clarification commencing June 2, 2012, the Company is required to have a number of shares of Common Stock equal to 150% of the amount of Common Stock to all Subscribers to be able to convert all of the Notes (including interest that would accrue therein through the Maturity Date (as defined in the Notes) and 100% of the amount of Warrant Shares issuable upon exercise of the Warrants.

6.           All other terms of the Transaction Documents shall remain unamended and in full force and effect.

7.           This Agreement constitutes the entire agreement among the parties, and supersedes all prior and contemporaneous agreements and understandings of the parties in connection herewith.  No changes, modifications, terminations or waivers of any of the provisions hereof shall be binding unless in writing and signed by all of the parties thereto.

8.           Except as expressly modified pursuant to this Agreement, the terms of each Note remains unchanged and in full force and effect.

9.           This Agreement may be executed in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.  This Agreement may also be executed by either party hereto by facsimile signature, which shall be deemed to be an original signature of such party hereon.

[Signatures to Follow]

IN WITNESS WHEREOF, the undersigned have executed and delivered this Agreement as of the date first written above.

"COMPANY"                                                                                                "THE COLLATERAL AGENT"
ATTITUDE DRINKS INC.                                                                            BARBARA R. MITTMAN
a Delaware corporation

By: _____________________________________                              _______________________________________
Its: _____________________________________

_________________________________________	_______________________________________
SMIVEL, LLC	MONARCH CAPITAL FUND LTD.
By: Joseph Smith, Partner

_________________________________________	_______________________________________
ALPHA CAPITAL ANSTALT	CMS CAPITAL

_________________________________________	_______________________________________
WHALEHAVEN CAPITAL FUND LIMITED	MOMONA CAPITAL LLC

_________________________________________	_______________________________________
CENTAURIAN FUND	NAOMI KLISSMAN

_________________________________________	_______________________________________
SCHLOMO & ROCHEL RIFKIND	DAVID M. LAMPLOUGH

_________________________________________	_______________________________________
PSM HOLDINGS	J. MAYA IRA

_________________________________________	_______________________________________
EMMY CUTLER IRA	SAM BERKOWITZ

_________________________________________	_______________________________________
J & N INVEST LLC	JOE & SUE MAYA

_________________________________________	_______________________________________
LINDA R. IENNACO	SETH FARBMAN

_________________________________________	_______________________________________
RAMSHEAD HOLDING LTD.

ESCROW AGENT

________________________________________
GRUSHKO & MITTMAN, P.C.

AMENDED SCHEDULE A TO SECURITY AGREEMENT

LENDERS AND ADDRESSES
SMIVEL, LLC 12642 SW 103 Court Miami, FL 33176 Attn: Joseph Smith, Partner Tel: (305) 233-3353
ALPHA CAPITAL ANSTALT Pradafant 7 9490 Furstentums Vaduz, Lichtenstein Fax: 011-42-32323196
WHALEHAVEN CAPITAL FUND LIMITED 3rd Fl., 14 Par-La-Ville Rd. Hamilton, Bermuda HM08 Fax: (201) 782-9327
MONARCH CAPITAL FUND LTD. Harbour House, 2nd Floor Waterfront Drive, Road Town Tortola, BVI Fax (284) 494-4771
CMS CAPITAL 9612 Van Nuys Blvd. #108 Panorama City, CA 91402 Fax: (818) 907-3372
MOMONA CAPITAL LLC 150 Central Park South, 2nd Floor New York, NY 10019 Fax: (212) 586-8244
CENTAURIAN FUND 739 Palmer Avenue Teaneck, NJ 07666 Fax:
NAOMI KLISSMAN 5/16 Katzenlson Street Jerusalem, Israel 92621 Fax:
SAM BERKOWITZ
SCHLOMO & ROCHEL RIFKIND Givat Shoshanna 12/3 Tzfut Israel Fax: 972 4 6970443

DAVID M. LAMPLOUGH c/o NASA Services Limited 2 Poynings Road Crawley RH11 0TW United Kingdom
PSM HOLDINGS c/o PHD Capital 5 Hanover Square #500 New York, NY 10004 Stephen J. Payne Fax: (212) 269-3087
J. MAYA IRA c/o PHD Capital 5 Hanover Square #500 New York, NY 10004 Joseph Maya Fax: (212) 269-3087
EMMY CUTLER IRA c/o PHD Capital 5 Hanover Square #500 New York, NY 10004 Emmy Cutler Fax: (212) 269-3087
J & N INVEST LLC 124 East 8th Street Lakewood, NJ 09701 Attn: Jeffrey Rubin Fax: (732) 905-9049
JOE & SUE MAYA 8 Salem Lane Westport, CT 06880-3721
LINDA R. IENNACO 57 West 75th Street, 4C New York, NY 10023 Fax: (212) 873-9042
SETH FARBMAN 354 Eastwood Road Woodmere, NY 11598 Fax: (212) 730-4306
RAMSHEAD HOLDING LTD. 57 / 63 Line Wall Road Gibraltar Attn: Lawrence Abrams

Schedule 1 – Outstanding Convertible Notes Payable and Warrants by Note Holder

ANALYSIS OF CONVERTIBLE NOTE PAYABLE HOLDINGS
BY SUBSCRIBERS AT 1/18/12

			(b)
	Convertible	$	# of Class A	$
	Notes Payable	(a)	Warrants	Warrant
	Outstanding	Conversion	Held by	Exercise
Name of Note Holder	$ Amount	Price Cap	Note Holders	Price

Alpha Capital Anstaldt	$2,370,488	$0.02	33,601,528	$0.02
Whalehaven Capital Fund Limited	$1,093,412	$0.02	58,194,749	$0.02
Monarch Capital Fund Ltd.	$-	$0.02	303,003	$0.02
Smivell LLC	$4,000	$0.02	151,052	$0.02
Momona Capital LLC	$12,478	$0.02	-	$-
CMS Capital	$18,852	$0.02	-	$-
Centaurian Fund	$171,931	$0.02	511,509	$0.02
Naomi Klissman	$163,000	$0.02	3,333,333	$0.02
PHD Capital	$-	$0.02	3,973,510	$0.02
Sam Berkowitz	$26,116	$0.02	-	$-
Schlomo & Rochel Rifking	$317,011	$0.02	16,336,317	$0.02
David Lamplough	$39,263	$0.02	-	$-
PSM Holdings	$20,980	$0.02	1,278,772	$0.02
J. Maya IRA	$40,792	$0.02	-	$-
Emmy Cutler	$21,266	$0.02	-	$-
J&N Invest LLC	$199,653	$0.02	14,238,411	$0.02
Joe & Sue Maya	$50,000	$0.02	1,000,000	$0.02
Linda Iennaco	$27,725	$0.02	1,986,755	$0.02
Seth Farbman	$20,206	$0.02	1,655,629	$0.02
Ramshead Holding LTD	$80,000	$0.02	4,486,755	$0.02
Jody Eisenman	$230,844	$0.02	22,500,000	$0.02

Total	$4,908,017		163,551,323

(a) Conversion price is subject to the discount and the number of trading days preceding a conversion date as provided in each convertible note agreement but in no event greater than $.02.

(b) Once certain Class A Warrants are exercised, 231,818 Class B warrants can then be exercised.